                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                 -------------


                                   FORM 8-A


               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                        TSI INTERNATIONAL SOFTWARE LTD.
             ----------------------------------------------------
            (Exact name of registrant as specified in its charter)


               DELAWARE                                     06-1132156
               --------                                    -------------
(State of incorporation or organization)                  (I.R.S. Employer
                                                        Identification Number)


        45 DANBURY ROAD
           WILTON, CT                                       06897
----------------------------------------      ------------------------------
(Address of principal executive offices)                  (Zip Code)


       Securities to be registered pursuant to Section 12(b) of the Act:

                                     NONE.

       Securities to be registered pursuant to Section 12(g) of the Act:


                         COMMON STOCK, $0.01 PAR VALUE
                         -----------------------------
                                (Title of Class)
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ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         The description of the Common Stock of Registrant set forth under the caption "Description of Capital Stock" in Registrant's Registration Statement on Form S-1 (File No. 333-27293) as originally filed with the Securities and Exchange Commission on May 16, 1997, as amended on June 6, 1997, or as subsequently amended (the "Registration Statement"), and in the Prospectus
                           ----------------------
included in the Registration Statement, is hereby incorporated by reference in response to this item.

ITEM 2.  EXHIBITS.

         The following exhibits are filed herewith or incorporated herein by reference:

         Exhibit
         Number    Exhibit Title or Description
         ------    ----------------------------

         3.01 Registrant's Certificate of Incorporation (incorporated by reference to Exhibit 3.01 to the Registration Statement).

         3.02 Registrant's Form of Amended and Restated Certificate of Incorporation to be effective immediately after the closing of the offering made pursuant to the Registration Statement (incorporated by reference to Exhibit 3.02 to the Registration Statement).

         3.03      Registrant's Bylaws (incorporated by reference to Exhibit
                   3.03 to the Registration Statement).

         4.01 Form of Specimen Stock Certificate (incorporated by reference to Exhibit 4.01 to the Registration Statement)

         4.02 Stockholders Agreement dated as of June 1, 1989, as amended (incorporated by reference to Exhibit 4.02 to the Registration Statement).

         4.03 1989 Stock Purchase Agreement dated as of June 1, 1989, as amended (incorporated by reference to Exhibit 4.03 to the Registration Statement).

        99.01 The description of Registrant's capital stock set forth under the caption "Description of Capital Stock" on pages 54 and 55 of the Prospectus included in, and incorporated by reference to, the Registration Statement.

                                      -2-
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                                   SIGNATURE


         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated:  June 6, 1997    TSI International Software Ltd.



                        By:  /s/ Ira Gerard
                            ---------------
                            Ira Gerard
                            Vice President, Finance and Administration
                            Chief Financial Officer and Secretary

                                      -3-
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                               INDEX TO EXHIBITS
                               -----------------

Exhibit
Number                 Exhibit Title or Description
-------                ----------------------------

 3.01 Registrant's Certificate of Incorporation (incorporated by reference to Exhibit 3.01 to the Registration Statement).

 3.02 Registrant's Form of Amended and Restated Certificate of Incorporation to be effective immediately after the closing of the offering made pursuant to the Registration Statement (incorporated by reference to Exhibit 3.02 to the Registration Statement).

 3.03 Registrant's Bylaws (incorporated by reference to Exhibit 3.03 to the Registration Statement).

 4.01         Form of Specimen Stock Certificate (incorporated by reference to
              Exhibit 4.01 to the Registration Statement).

 4.02 Stockholders Agreement dated as of June 1, 1989, as amended (incorporated by reference to Exhibit 4.02 to the Registration Statement).

 4.03 1989 Stock Purchase Agreement dated as of June 1, 1989, as amended (incorporated by reference to Exhibit 4.03 to the Registration Statement).

99.01 The description of Registrant's capital stock set forth under the caption "Description of Capital Stock" on pages 54 and 55 of the Prospectus included in, and incorporated by reference to, the Registration Statement.

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